UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2006

THE PMI GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13664	94-3199675
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

PMI Plaza, 3003 Oak Road

Walnut Creek, California 94597

(Address of principal executive offices, including zip code)

(925) 658-7878

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry Into a Material Definitive Agreement.

The Governance and Nominating Committee (the “G&N Committee”) of the Board of Directors of The PMI Group, Inc. (“PMI” or the “Company”) monitors and recommends director compensation programs for approval by the Board of Directors.

On May 18, 2006, the G&N Committee recommended, and the Board of Directors approved, the following compensation arrangements effective June 1, 2006 through June 1, 2007 for W. Roger Haughton as Chairman of the Board, upon his resignation as Chief Executive Officer:

•	a cash retainer in the amount of $50,000 per year;

•	office space, office supplies and office services, such as copying, courier and mailing services;

•	computer access at the office and at his home;

•	administrative services up to three full days per week;

•	Company cell phone and service; and

•	reimbursement of his personal tax preparation fees up to $1,500.

These compensation arrangements described above relate to Mr. Haughton’s service as non-executive Chairman of the Board and are in addition to the standard compensation paid to non-employee directors which are described in our 2006 proxy statement.

See also Item 5.02(c) below regarding compensation arrangements for the CEO.

Item 5.02(c).    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Compensation Committee (the “Committee”) of the Board of Directors of PMI oversees and reviews PMI’s executive compensation policies and programs and approves the form and amount of compensation to be paid to PMI’s executive officers.

In connection with the appointment of L. Stephen Smith as Chief Executive Officer of the Company effective June 1, 2006, the Committee approved an annual base salary of $685,000, and set his maximum annual incentive award for 2006 at 230% of his annual base salary. The Committee also set the annual long-term equity incentives to be awarded to Mr. Smith under the Company’s Equity Incentive Plan at 250% of his annual base salary.

Item 8.01.    Other Events.

Board Committee Assignments. On May 18, 2006, the Board of Directors approved the following Board Committee assignments for terms to extend until the next annual meeting of the Board:

Audit Committee

Carmine Guerro, Chair

Mariann Byerwalter, Vice Chair

Dr. James C. Castle

John D. Roach

Mary Lee Widener

Governance and Nominating Committee

Wayne E. Hedien, Chair

Carmine Guerro

Raymond L. Ocampo Jr.

Dr. Kenneth T. Rosen

Ronald H. Zech

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Compensation Committee

Raymond L. Ocampo Jr., Chair

Louis G. Lower II, Vice Chair

Steven L. Scheid

Ronald H. Zech

Investment and Finance Committee

Dr. Kenneth T. Rosen, Chair

Steven L. Scheid, Vice Chair

Wayne E. Hedien

Louis G. Lower II

José H. Villarreal

Mary Lee Widener

Financial Guaranty Oversight Committee

Ronald H. Zech, Chair

W. Roger Haughton

L. Stephen Smith

Presiding Director of Executive Sessions. As Chair of the Governance and Nominating Committee, Mr. Hedien will preside at all executive sessions of the non-employee directors, which are held in conjunction with each Board meeting.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PMI GROUP, INC.

Dated: May 23, 2006	By:	/s/ Donald P. Lofe, Jr.
Donald P. Lofe, Jr.
Executive Vice President, Chief Financial Officer

Dated: May 23, 2006	By:	/s/ Thomas H. Jeter
Thomas H. Jeter
Vice President, Corporate Controller and Assistant Secretary

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